Exhibit 10.14

AMENDMENT NO. 2
FARMOUT AGREEMENT

This Amendment No. 2 to the Farmout Agreement (this “Agreement”) is entered into November 28, 2011 to be effective on October 30, 2011 (of “Amendment No. 2 Effective Date”) between SK INNOVATION CO., LTD. (formerly known as SK Energy Co., Ltd.), a corporation organized and existing under the laws of the Republic of Korea (“Farmor”), and GULF UNITED ENERGY DE COLOMBIA LTD., a company organized and existing under the laws of the British Virgin Islands (“Farmee”).  Farmor and Farmee are sometimes referred to collectively as “Parties” and individually as “Party.”

WITNESSETH:

WHEREAS, through the Farmout Agreement, effective July 31, 2010; Farmor entered into an agreement to transfer the Farmout interest to Farmee.

WHEREAS, as of Effective Date of Amendment No. 2 Effective Date the Parties have not received ANH Approval, a Condition to the transfer of the Farmout Interest, and would like to amend the Cut-Off Date in the Farmout Agreement to extend the time to meet the Conditions for the Assignment.

NOW THEREFORE, in consideration of the mutual covenants set forth in this Agreement, the Parties agree as follows.

1.	The current Clause 1.7 of the Farmout Agreement will be deleted and replaced with the following:

“1.7	“Cut-off Date” means April 30, 2012, or a date otherwise agreed to in writing between the Parties.”

2.	Unless otherwise revised by this Agreement, all the other terms and conditions of the Farmout Agreement shall remain unchanged and effective.

3.	All capitalized terms not defined herein will have the meaning ascribed to them under the Farmout Agreement.

4.
This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas, except for conflict of laws provisions which would apply the law of another jurisdiction.  Any dispute arising out of this Agreement which cannot be settled by mutual agreement shall be resolved in accordance with the dispute resolution procedures of Clause 11.2 of the Farmout Agreement.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective, duly authorized representatives.

SK Innovation Co., Ltd.	Gulf United Energy del Colombia Ltd.

By:___________________________	By:___________________________

Name:__________________________	Name:__________________________

Title:__________________________	Title:__________________________

Date:__________________________	Date:__________________________